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                      WARBURG PINCUS GROWTH & INCOME FUND
                          WARBURG PINCUS BALANCED FUND
                          WARBURG PINCUS TAX FREE FUND
                       SUPPLEMENT DATED JANUARY 31, 1996
                                       TO
                       PROSPECTUS DATED DECEMBER 29, 1995

     The Board of Directors of The RBB Fund, Inc., on behalf of the Funds listed above (each, an 'Existing Warburg Fund'), has approved a proposed reorganization (each, a 'Reorganization') pursuant to which the assets of each Existing Warburg Fund would be acquired by a new fund (each, a 'New Warburg Fund') which was organized in order to enter into the applicable Reorganization. Each Reorganization will involve an exchange of shares of the New Warburg Fund for all or substantially all of the corresponding Existing Warburg Fund's assets. These shares would then be distributed to shareholders of each Existing Warburg Fund in liquidation of the Existing Warburg Fund. Each New Warburg Fund will have the same investment objective and substantially similar investment policies as the corresponding Existing Warburg Fund.

     THE REORGANIZATION WILL NOT AFFECT THE DAY-TO-DAY INVESTMENT MANAGEMENT OF THE FUNDS AND EACH FUND WILL CONTINUE TO OPERATE UNDER ITS CURRENT NAME (LISTED ABOVE). NO PORTFOLIO MANAGER CHANGES WILL BE MADE AS PART OF THE REORGANIZATION. IF THE REORGANIZATION PLAN IS APPROVED, NO FURTHER ACTION IS REQUIRED BY SHAREHOLDERS. CUSTOMER SERVICE FOR THESE FUNDS WILL CONTINUE TO BE PROVIDED, UNCHANGED, BY WARBURG PINCUS AND ITS AFFILIATES.

     Upon completion of each Reorganization, each shareholder of an Existing Warburg Fund would become a shareholder of the corresponding New Warburg Fund and receive shares of the same class of the New Warburg Fund with a value equal to the value of the shareholder's investment in the Existing Warburg Fund. It will be a condition to the closing of the Reorganization that an opinion of counsel be delivered confirming that no gain or loss for Federal income tax purposes would be recognized by shareholders of the Existing Warburg Funds as a result of the Reorganizations.

     Each proposed Reorganization is subject to the fulfillment of certain conditions, including the approval of shareholders of each Existing Warburg Fund. Proxy materials describing the proposed Reorganizations will be mailed to shareholders of each Existing Warburg Fund in anticipation of a special meeting of shareholders to be held on or around May 1, 1996. If approved by shareholders at that time, the Reorganizations will occur as soon after the meeting as practicable.

Dated: January 31, 1996                                            WPGBT-16-0196